UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Connecticut Medicaid Contracts

On June 5, 2006, the Registrant received an executed Purchase of Service Contract number 093-HUS-WCC-2, between the State of Connecticut Department of Social Services (“DSS”) and WellCare of Connecticut, Inc., a wholly-owned subsidiary of the Registrant (“WellCare CT”), pursuant to which WellCare CT participates in the Husky B Medicaid program. The contract is in effect from July 1, 2005 through June 30, 2007. A copy of the contract is attached as exhibit 10.1 to this Current Report.

In addition, on June 5, 2006, the registrant received Amendment No. 15 to Purchase of Service Contract number 093-MED-WCC-1, between DSS and WellCare CT, pursuant to which WellCare CT participates in the Husky A Medicaid program. The amendment is for the sole purpose of incorporating language concerning orders of the Freedom of Information Commission, which requires that WellCare CT comply with certain statutory disclosure provisions under the Connecticut Freedom of Information Act. The amendment is in effect through June 30, 2007. A copy of the amendment is attached as exhibit 10.2 to this Current Report.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such agreements with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these agreements when each is taken individually.

Board of Director Compensation

On June 6, 2006, the Compensation Committee of the Registrant’s Board of Directors approved an increase in the annual fee paid to the Registrant’s non-employee Directors (other than Mr. Moszkowski) from $25,000 to $27,500. In addition, the Compensation Committee approved an additional $2,500 annual fee for each member of the Audit Committee of the Board of Directors (other than the chairperson) and an additional $5,000 annual fee for the chairperson of the Audit Committee of the Board of Directors. A summary description of the annual fees to be paid to the members of the Board of Directors is attached as exhibit 10.3 to this Current Report. The Compensation Committee also approved an award of 5,000 stock options to each non-employee member of the Board of Directors, with the exception of the chairperson of the Audit Committee, Regina Herzlinger, who was awarded 6,500 stock options. These stock options were awarded as of June 7, 2006, are immediately vested and expire after seven years. Neal Moszkowski, the chairman of the Board of Directors, does not receive an annual fee and was not awarded any stock options. The Compensation Committee also awarded Dr. Andrew Agwunobi, a newly elected Director, an initial grant of 7,500 stock options, which are immediately vested and expire after seven years, and 2,000 shares of restricted stock which vest over two years.

Heath Schiesser Arrangement

On June 7, 2006, the Registrant extended an offer letter to Heath Schiesser to serve as Senior Advisor to the Registrant commencing June 7, 2006, which offer letter Mr. Schiesser accepted. The offer letter terminates Mr. Schiesser’s prior Amended and Restated Employment Agreement, dated June 28, 2004, by and between the Registrant and Mr. Schiesser, which was included as an exhibit to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-1 filed on June 29, 2004, pursuant to which he served as the Registrant’s Senior Vice President, Marketing and Sales. Under the terms of the offer letter, Mr. Schiesser’s annual base salary will be substantially reduced and he will become a part-time employee of the Registrant effective October 16, 2006. In addition, Mr. Schiesser entered into a non-qualified stock option agreement with the Registrant in connection with the offer letter under which the Registrant granted him an option, issued pursuant to the Registrant’s 2004 Equity Incentive Plan, to purchase 28,600 shares of common stock of the Registrant which will vest in full on August 1, 2007. Mr. Schiesser also entered into a confidentiality agreement, as well as a new restrictive covenant agreement, which contains non-competition, non-solicitation and non-disparagement provisions and expires on the first anniversary of his termination of employment. Provided that Mr. Schiesser has complied with the terms of the confidentiality and restrictive covenant agreements, Mr. Schiesser will receive a lump sum payment of $250,000 upon the expiration of restrictive covenant agreement.

The offer letter to Mr. Schiesser is attached as exhibit 10.4 to this Current Report.

The foregoing descriptions do not purport to be a complete statement of the parties’ rights and obligations under the above-described agreements. The above descriptions are qualified in their entirety by reference to the complete agreements which are filed as exhibits hereto.

Item 1.02 Entry into a Material Definitive Agreement.

As described above under Item 1.01, the Amended and Restated Employment Agreement, dated June 28, 2004, by and between the Registrant and Mr. Schiesser, was terminated as of June 7, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 7, 2006, the Registrant held its annual meeting of shareholders. At the meeting, the Registrant’s shareholders elected to Dr. Andrew Agwunobi as a new member of the Board and re-elected Christian Michalik and Ruben King-Shaw, Jr. all as Class II members for three-year terms. Dr. Agwunobi replaced Dr. Glen Johnson whose term on the board expired as of the date of the shareholders meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase of Service Contract number 093-HUS-WCC-2, between the State of Connecticut Department of Social Services and WellCare of Connecticut, Inc.
10.2	Amendment No. 15 to Purchase of Service Contract number 093-MED-WCC-1, between the State of Connecticut Department of Social Services and WellCare of Connecticut, Inc.
10.3	Summary term sheet of Board of Director compensation.
10.4	Offer Letter, dated June 7, 2006, to Heath Schiesser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: June 8, 2006	/s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No. Description

10.1	Purchase of Service Contract number 093-HUS-WCC-2, between the State of Connecticut Department of Social Services and WellCare of Connecticut, Inc.
10.2	Amendment No.15 to Purchase of Service Contract number 093-MED-WCC-1, between the State of Connecticut Department of Social Services and WellCare of Connecticut, Inc.
10.3	Summary term sheet of Board of Director compensation.
10.4	Offer Letter, dated June 7, 2006, to Heath Schiesser